UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China	518000
(Address of principal executive offices)	(Zip Code)

+(86) 755 86961 405

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Addentax Group Corp. (the “Company”), pursuant to the Company’s 2024 Equity Incentive Plan (the “Plan”), approved awards of fully vested shares of the Company’s common stock to certain executive officers. Specifically, the Compensation Committee approved an award of 1,000,000 shares to Wu Rui, the Company’s Chief Operating Officer, and an award of 183,335 shares to Hong Zhida, the Company’s President, Chief Executive Officer, Secretary and Director (collectively, the “Grants”).

The grant date for the Grants is expected to be April 8, 2026, and the Grants will be fully vested and non-forfeitable as of such date. As previously reported in the Company’s Current Report on Form 8-K filed on March 26, 2026, the Company expects its 1-for-15 reverse stock split to be effective as of March 30, 2026 (the “Reverse Stock Split”). The number of shares subject to the Grants will be proportionately adjusted to give effect to the Reverse Stock Split.

The Grants were made as part of the Company’s overall compensation program and in recognition of the recipients’ services to the Company.

The Grants are subject to the terms and conditions of the Plan and the Company’s Share Award Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Grants and the Share Award Agreement is qualified in its entirety by reference to the full text of such documents.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
10.1	Form of Share Award Agreement under Addentax Group Corp. 2024 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: March 27, 2026	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer